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                                                                EXHIBIT 10.71(1)


                                                                     May 8, 1996

Patriot American Hospitality, Inc.
3030 LBJ Freeway, Suite 1500
Dallas, Texas 75234
     Attention: Paul A. Nussbaum,
     Chairman and Chief Executive Officer

Gentlemen:

       Reference is made to: (i) the Revolving Credit Agreement, dated as of October 2, 1995 (the "Revolving Credit Agreement"), among Patriot American Hospitality, L.P., PA Troy Hospitality Investors, L.P., Bourbon Orleans Investors, L.P., 1500 Canal Street Investors, L.P., PAH GP, Inc. and Patriot American Hospitality, Inc. (collectively, the "Original Borrowers") and Paine Webber Real Estate Securities Inc. (the "Lender"), and (ii) the Master Amendment to Mortgage Loan Documents, dated as of April 1, 1996 (the "First Master Amendment"), among the Original Borrowers and PA Hunt Valley Investors, L.P. (collectively, the "Borrowers") and the Lender. Unless the context otherwise requires, all capitalized terms used herein shall have the respective meanings set forth herein, in the Revolving Credit Agreement or in the First Master Amendment.

       The Borrowers and the Lender hereby agree as follows:

       2.   The Loan Increase Amendments are hereby modified as follows:

      (a) In the third line of Section l(x) of the First Master Amendment, the number "2.50" shall be deleted and the number "2.10" shall be substituted therefor.

      (b) In the third line of Section l(y) of the First Master Amendment, the number "2.25" shall be deleted and the number "1.85" shall be substituted therefor.
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      (c)   The Revolving Credit Agreement is further amended as follows (and such amendments shall be deemed to be part of the Loan Increase Amendments):

            (i) In the third line of the definition of "NOI Borrowing Amount", the number "2.75" shall be deleted and the number "2.10" shall be substituted therefor.

            (ii) In the third line of the text of Section 7.2(a), the number "2.50" shall be deleted and the number "1.85" shall be substituted therefor.

            (iii) In the seventh line and continuing into the eighth line of the definition of "Implied Debt Service Rate", the words "eleven and one-half percent (11-1/2%)" shall be deleted and the words "eleven and thirty three one hundredths percent (11.33%)" shall be substituted therefor.

       3. The Lender hereby consents to the Loan Increase Amendments as modified pursuant to Paragraphs 1 and 3 hereof, and the Borrowers and the Lender hereby agree that the Loan Increase Effective Date shall occur on the date on which the Borrowers have executed and delivered this agreement and the Initial Transaction Fee (as hereinafter defined) has been paid to Lender.

       4. In consideration hereof and as a condition precedent to the Borrowers' ability to incur Revolving Credit Loans which, when added to the outstanding principal balance of Revolving Credit Loans, cause such outstanding principal balance to exceed $165,000,000, the Borrowers shall pay to the Lender upon execution and delivery of this agreement a fee (the "Initial Transaction Fee") in the amount of $350,000. As a condition precedent to the Borrowers' ability to incur Revolving Credit Loans which, when added to the outstanding principal balance of Revolving Credit Loans, cause such outstanding principal balance to exceed $200,000,000, the Borrowers shall pay to the Lender an additional fee (the "Additional Transaction Fee") in the amount of $500,000; provided, however,
                                                              --------  -------
that if the Borrowers have not paid the Additional Transaction Fee to the Lender on or before November 30, 1996, the maximum principal amount of the Loan shall irrevocably reduce to $200,000,000 on November 30, 1996. In addition, the Borrowers jointly and severally agree to pay all reasonable costs and expenses incurred by the Lender in connection herewith.

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       5. Each of the Borrowers agrees to execute and deliver, or cause to be executed and delivered, to the Lender all other instruments, certificates, agreements, consents and opinions, and to take, or cause to be taken, such other actions, in each case as the Lender may reasonably require in order better to evidence and confirm the terms of this agreement. In furtherance of the foregoing, each of the Borrowers agrees (i) to execute and deliver, or cause to be executed and delivered, to the Lender any amendments or modifications to the Revolving Credit Agreement or the other Mortgage Loan Documents, (ii) to deliver to the Lender such amendments and/or endorsements to the Title Insurance Policy with respect to each Collateral Property located in a state or commonwealth other than Texas, and (iii) to deliver to the Lender legal opinions with respect to any amendments or other agreements executed pursuant to this paragraph, in each case to the extent the Lender deems the same to be reasonably necessary better to evidence and confirm the terms of this agreement. In connection with the foregoing, the Borrowers jointly and severally agree to pay, or provide for to the satisfaction of Lender, the payment of all costs and expenses in connection therewith, including, without limitation, all recordation and filing fees, taxes, title insurance premiums and reasonable attorney's fees and expenses.

       6. This agreement is limited as specified and other than the specific modifications contained herein shall not constitute an amendment, modification or waiver of, or otherwise affect in any way, any other provisions of the Revolving Credit Agreement, the First Master Amendment, the Note, the Mortgages or the other Mortgage Loan Documents. As modified hereby, each of the Revolving Credit Agreement, the First Master Amendment, the Note, the Mortgages and the other Mortgage Loan Documents are ratified, affirmed, reaffirmed and confirmed in all respects.

       7. This agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

       8. This agreement shall be governed by and construed in accordance with the laws of the State of New York, including, without limitation, Section 5-1401 of the General Obligations Law, but otherwise without regard to conflict of law principles; provided, however, to the extent this letter agreement modifies a term or provision of a Mortgage Loan Document which by its terms is governed in whole or in part by the laws of another jurisdiction, such term or provision to the extent amended hereby shall be governed by an construed in accordance with the laws of such jurisdiction.
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       If you are in agreement with the foregoing, please cause the enclosed copy of this agreement to be signed by all of the Borrowers and returned to us.


                                   Very truly yours,

                                   PAINE WEBBER REAL ESTATE
                                     SECURITIES INC.


                                   By: ____________________________
                                       Name:
                                       Title:


ACCEPTED AND AGREED THIS
__ DAY OF MAY, 1996



PATRIOT AMERICAN HOSPITALITY
 PARTNERSHIP L.P.

By: PAH GP, INC., its sole
    General Partner


    By: ______________________
        Name:
        Title:

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PA TROY HOSPITALITY INVESTORS, L.P.

By: PAH GP, INC., its sole
    General Partner


    By: ______________________
        Name:
        Title:


BOURBON ORLEANS INVESTORS, L.P.

By: PAH GP, INC., its sole
    General Partner


    By: ______________________
        Name:
        Title:


1500 CANAL STREET INVESTORS, L.P.

By: PAH GP, INC., its sole
    General Partner


    By: ______________________
        Name:
        Title:


PA HUNT VALLEY INVESTORS, L.P.

By: PAH GP, INC., its sole
    General Partner

    By: ______________________
        Name:
        Title:
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PAH GP, INC.


    By: ______________________
        Name:
        Title:


PATRIOT AMERICAN HOSPITALITY, INC.


    By: ______________________
        Name:
        Title: